PROSPECTUS SUPPLEMENT TO

                            VAN ECK FUNDS PROSPECTUS

                              DATED APRIL 15, 2001




EFFECTIVE MARCH 26, 2001

The Class B shares of the Van Eck Emerging Markets Vision Fund are closed to investments.



EFFECTIVE APRIL 16, 2001

The Class A shares of the Van Eck Emerging Markets Vision Fund are closed to investments.




                   PROSPECTUS SUPPLEMENT DATED APRIL 15, 2001